Bridgeway Funds, Inc.

Aggressive Investors 2 Fund (BRAIX)

Micro-Cap Limited Fund (BRMCX)

Supplement dated June 4, 2012 to the Prospectus

and Statement of Additional Information (“SAI”) dated October 31, 2011

At a special meeting of the shareholders of the Micro-Cap Limited Fund (the “MCL Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), held on May 30, 2012, the shareholders approved a Plan of Reorganization between the MCL Fund and the Ultra-Small Company Fund (the “USC Fund”), a series of Bridgeway Funds, providing for (i) the conversion of the shares of the MCL Fund into shares of the USC Fund and (ii) the resulting transfer to the USC Fund of all of the property, assets and goodwill of the MCL Fund (the “MCL Reorganization”). Additionally, at a special meeting of the shareholders of the Aggressive Investors 2 Fund (the “AI2 Fund”), a series of Bridgeway Funds, held on May 30, 2012, the shareholders approved a Plan of Reorganization between the AI2 Fund and the Aggressive Investors 1 Fund (the “AI1 Fund”), a series of Bridgeway Funds, providing for (i) the conversion of the shares of the AI2 Fund into shares of the AI1 Fund and (ii) the resulting transfer to the AI1 Fund of all of the property, assets and goodwill of the AI2 Fund (the “AI2 Reorganization”). The MCL Reorganization and the AI2 Reorganization each closed on June 4, 2012. Accordingly, all references to the MCL Fund and the AI2 Fund are hereby deleted from the Bridgeway Funds’ Prospectus and SAI.

This information supplements the Prospectus and SAI of Bridgeway Funds, Inc. dated October 31, 2011.

Please retain this supplement for future reference.